UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

May 10, 2023

LIPOCINE INC.

(Exact name of registrant as specified in its charter)

Commission File No. 001-36357

Delaware	99-0370688
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

675 Arapeen Drive, Suite 202

Salt Lake City, Utah 84108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (801) 994-7383

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LPCN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

As set forth in Item 5.07 of this current report on 8-K, on May 10, 2023, at the 2023 annual meeting of the stockholders of Lipocine Inc. (the “Company”), the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio not less than 1-for-5 and not greater than 1-for-20, with the exact ratio to be set within that range at the discretion of our Board of Directors without further approval or authorization from our stockholders.

On May 10, 2023, the Company’s Board of Directors approved a reverse stock split ratio of 1-for-17. The Company filed the Amendment with the Secretary of State of the State of Delaware on May 10, 2023, which will be effective at 5:00 p.m. Eastern Time on Thursday, May 11, 2023. The Company’s shares will begin trading on a split-adjusted basis on the Nasdaq Capital Market commencing upon market open on May 12, 2023. A copy of the Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference. This discussion is qualified in its entirety by reference to the full text of the Amendment.

As a result of the reverse split, every 17 shares of the Company’s issued and outstanding common stock will be automatically combined and converted into one issued and outstanding share of common stock, par value $0.0001 per share. The Company will not issue any fractional shares in connection with the reverse stock split. Instead, the number of shares will be rounded up to the next whole number. The reverse stock split will not modify the rights or preferences of the common stock.

Immediately after the reverse stock split becomes effective, there will be approximately 5.2 million shares of common stock issued and outstanding. The common shares will trade under a new CUSIP number, 53630X203, effective May 11, 2023, and continue to trade under the symbol “LPCN.” All stock options and warrants of the Company outstanding immediately prior to the reverse stock split have been proportionally adjusted.

The Company has appointed its transfer agent, American Stock Transfer & Trust Company LLC, to act as exchange agent for the reverse stock split. Stockholders owning shares via a bank, broker or other nominee will have their positions automatically adjusted to reflect the reverse stock split and will not be required to take further action in connection with the reverse stock split, subject to brokers’ particular processes. American Stock Transfer & Trust Company LLC’s contact information is as follows: 1-800-937-5449.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 10, 2023, the Company held its annual general meeting of shareholders, at which time the proposals described below were voted upon. Other than with respect to Proposals 4 and 5, the below proposals were submitted to a vote of the holders of the Company’s common stock. Proposals 4 and 5 were submitted to a vote of the holders of the Company’s common stock and Series B Preferred Stock. As of the close of business on March 24, 2023, the record date of the annual meeting, there were 88,510,791 shares of common stock and 88,511 shares of Series B Preferred Stock outstanding and entitled to vote at the meeting. Holders of Series B Preferred Stock not automatically redeemed in accordance with the terms of such Series B Preferred Stock immediately prior to the opening of the polls at the annual meeting were entitled to 1,000,000 votes per share, and each fraction of a share of Series B Preferred Stock had a ratable number of votes, with all such shares of common stock and Series B Preferred Stock voting together as a single class on Proposals 4 and 5.

(1)	Election of Directors. The Company’s shareholders elected for a one-year term six persons nominated for election as directors. The following table sets forth the vote of the shareholders at the meeting with respect to the election of directors:

Nominee	For	Withheld	Broker Non-Vote
Dr. Mahesh V. Patel	29,582,605	5,491,975	23,576,007
Jeffrey A. Fink	29,801,182	5,273,398	23,576,007
John W. Higuchi	29,628,218	5,446,362	23,576,007
Dr. Jill M. Jene	30,238,299	4,836,281	23,576,007
Dr. Richard Dana Ono	30,083,770	4,990,810	23,576,007
Dr. Spyros Papapetropoulos	30,630,129	4,444,451	23,576,007

There were no abstentions with respect to the election of directors.

(2)	Ratification of Appointment of Independent Registered Public Accounting Firm. The Company’s shareholders voted upon and ratified the appointment of Tanner LLC as the Company’s independent registered public accountants for the fiscal year ending December 31, 2023. The following table sets forth the vote of the shareholders at the meeting with respect to the appointment of Tanner LLC:

For	Against	Abstain
56,323,599	1,736,236	590,752

There were no broker non-votes in the ratification of appointment of Tanner LLC as the Company’s independent registered public accountants for the fiscal year ending December 31, 2023.

(3)	Advisory Vote on Executive Compensation. The Company’s shareholders voted upon and adopted a non-binding resolution approving the compensation of the Company’s named executive officers. The following table sets forth the vote of the shareholders at the meeting with respect to the adoption of this resolution on named executive officer compensation:

For	Against	Abstain	Broker Non-Vote
24,072,367	6,881,264	4,120,949	23,576,007

(4)	Amendment to the Certificate of Incorporation to effect a reverse stock split at a ratio not less than 1-for-5 and not greater than 1-for-20, with the exact ratio to be set within that range at the discretion of our Board of Directors without further approval or authorization of our stockholders. The following table sets forth the vote of the shareholders at the meeting with respect to this proposal:

For	Against	Abstain
50,686,571,936	7,647,924,984	374,740,667

(5)	Adjournment of the Annual Meeting, if necessary, to continue to solicit votes in favor of the foregoing proposals. The following table sets forth the vote of the shareholders at the meeting with respect adjournment of the Annual Meeting, if necessary:

For	Against	Abstain	Broker Non-Vote
49,009,647,687	9,255,800,253	443,789,647	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

3.1	Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed with the SEC on July 25, 2013).
3.2	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Lipocine Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIPOCINE INC.

Date:	May 11, 2023	By:	/s/ Mahesh V. Patel
Mahesh V. Patel
President and Chief Executive Officer